As filed with the Securities and Exchange Commission on January 28, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22748

YCG Funds
(Exact name of registrant as specified in charter)

11701 Bee Cave Road, Suite 217
Austin, TX 78738
(Address of principal executive offices) (Zip code)

Will Kruger
YCG Funds
11701 Bee Cave Road, Suite 217
Austin, TX 78738
(Name and address of agent for service)

Registrant's telephone number, including area code: (512) 505-2347

Date of fiscal year end: November 30

Date of reporting period:  November 30, 2014

Item 1. Reports to Stockholders.

YCG ENHANCED FUND
a series of the YCG Funds

Annual Report
November 30, 2014	Ticker Symbol: YCGEX

YCG Enhanced Fund

MESSAGE TO SHAREHOLDERS
(Unaudited)

Dear Fellow Shareholder:

For the fiscal year ending November 30, 2014, the YCG Enhanced Fund achieved a total return of 13.58%. During the same time period, the S&P 500 Index had a total return of 16.86%. The Fund’s top five winners and top five losers during this period were as follows:

WINNERS	LOSERS
PepsiCo	Sberbank
Coca-Cola	Tesco
Procter & Gamble	Ensco
DIRECTV	Google
Wells Fargo	eBay

We largely ignore the short term performance represented in the chart above and focus instead on continuously updating our forward expected return analyses and concentrating our portfolio in those securities that we believe offer the best risk-adjusted returns.

Since its inception on 12/28/2012, the YCG Enhanced Fund achieved an annualized total return of 20.34% versus a 24.94% return for the S&P 500 Index.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost.  The Fund imposes a 2.00% redemption fee on shares held less than 90 calendar days.  Performance data current to the most recent month end may be obtained by calling 1-855-444-9243. The Gross Expense Ratio is currently 1.70%.

These are not sustainable returns. Over the last one hundred years, the S&P 500 has returned slightly more than 10% per year on average, with 3-4% inflation and 6-7% real returns. We believe returns over the next one hundred years are unlikely to be materially different. If anything, they are likely to be lower given historically high current valuations as measured by common market metrics such as the Shiller P/E and the U.S. market cap/GDP1.

Time and time again, however, this overwhelming historical evidence has failed to prevent investors from falling into complacency, helped in large part by our collective susceptibility to recency bias – if the last five years have resulted in steadily rising stock prices, historically low volatility as measured by the VIX, and an economy that feels much better than it did five years ago, then we must be in store
_______________

1	For additional explanation: http://www.gurufocus.com/shiller-PE.php and http://www.gurufocus.com/stock-market-valuations.php

YCG Enhanced Fund

for more of the same in the next five years. While this rosy scenario is certainly possible, we continue to abide by Warren Buffett’s famous maxim, “The less prudence with which others conduct their affairs, the greater prudence with which we should conduct our affairs.”

Because the future is unknowable and because we believe ownership of great businesses is the best way to compound wealth over time, we believe that prudence, except in rare market environments, does not mean holding cash. Rather, prudence means acknowledging the risks of the current environment (in our opinion, profit margins well above historical norms, unsustainably low volatility, slowing growth and potential construction bubbles in some key emerging markets like China, a likely end to the commodity supercycle, and artificially low interest rates) and being ever more careful in constructing a portfolio that is robust to these risks. We believe we have constructed such a portfolio and think that our collection of mostly boring, market dominant, moderately growing, geographically diversified, reasonably priced, consumer staple, toll-taker, and/or utility-like businesses are likely to compound at attractive rates over time and hold up better if any of the risks we have mentioned come to fruition, giving us the opportunity to aggressively snap up bargains in the resulting market turmoil.

In the meantime, we continue to scour the market looking for opportunities to add to our collection of businesses with the desirable characteristics mentioned above. Case in point, we’d like to share the rationale behind one of our most recent purchases, Express Scripts. Generally, in ebullient markets like the current one, the only way to buy great businesses at cheap prices is if they are experiencing short-term, superficial problems that people mistake for long-term, fundamental ones. Express Scripts is no exception, and we hope our detailed analysis gives you useful insight into our investment process.

Express Scripts: No RX Needed

Recently, we took a position in Express Scripts (ESRX), the largest Pharmacy Benefit Manager (PBM) in the U.S. PBMs help insurance companies bargain with drug manufacturers and retailers to get better pricing. Since payers for drugs are fairly fragmented, a PBM can leverage its scale to negotiate better prices on branded and generic drugs. The PBM then takes a cut of the cost savings it generates for its clients. Interestingly, each additional claim the PBM generates is more profitable than the previous one since the resulting greater scale allows even more leverage with drug manufacturers and retailers as well as greater leverage of the PBM’s fixed costs.

Express Scripts has a commanding lead in this oligopolistic $280 billion industry at about 34% market share, with its main competitors being CVS with a 25% market share and Optum, a division of United Health, with a 12% share of the market. Since scale is everything in this business, ESRX’s market dominance allows it to generate industry leading returns on invested capital and profit margins while, at the same time, giving its customers at least as good deals on their drug purchases as ESRX’s competitors.

YCG Enhanced Fund

The PBM business is also wonderful because it is capital-light, produces strong free cash flows, and has stable end-user demand, making its business performance robust in a variety of economic conditions. Most of the management teams in the industry are very savvy and rational, and ESRX is no exception. CEO George Paz has more than doubled the business’s size in the 10+ years since he moved up from the CFO position, and he is heavily incentivized to continue this exemplary performance given his over $50 million dollar stake in the company.

Additionally, the potential for growth in the PBM market is large. The healthcare market, which makes up 17% of GDP, is expected to grow at about 6.2% through 20222 in part due to an aging U.S. population. The drug market, which is only about 15% of total healthcare spending, is expected to grow at about the same rate, but profits for distributors such as ESRX should grow even faster as more and more drugs go generic, which is negative for revenues but positive for gross profits. Overall, generics are expected to grow to approximately 85% of total volume in the next few years. Lastly, the shift towards more niche specialty drugs over primary care drugs will increase the future need for a PBM to negotiate to lower costs for the insurance companies.

While the historical results of ESRX and the PBM industry have been very strong, the market has a number of concerns about the industry’s future profitability. We believe these concerns are unfounded.

First, while Express Scripts does not have a highly concentrated client base, it does have a couple of large clients, such as WellPoint (now called Anthem, Inc. – ANTM) at 14% of revenues with a contract expiring in 2019 and the Department of Defense (DOD), which just renewed a 7-year contract, at 11% of revenues. We think the market fails to recognize the stickiness of these clients. The Department of Defense is not allowed to negotiate pricing on its own and so ESRX is still the most logical solution for the DOD given its superior scale and thus likely ability to offer the best drug pricing. We believe the same argument holds true for Anthem, which would lose significant negotiating leverage if it were to attempt to insource its drug purchasing. Express Scripts’ 97% retention rate (excluding acquisitions) supports this viewpoint.

Additionally, a set of concerns arose due to the Affordable Care Act (ACA, or “Obamacare”) in regards to the effect of companies such as Walgreens, IBM, Time Warner, and others moving to the private exchanges and also the risk of the US moving to a single payer system.

We believe the concern about private exchanges is somewhat overblown. Stats on the current and five-year projected size of the healthcare exchange market suggest that a
_______________

2
This estimate comes from a study done by actuaries and economists in the Office of the Actuary at the Centers for Medicare and Medicaid in Baltimore, Maryland (Cuckler et. al, 2013). For more information, see http://content.healthaffairs.org/content/32/10/1820.

YCG Enhanced Fund

scenario where private exchanges dominate the market is fairly unlikely in the short or medium term as even the most bullish estimates we’ve seen suggest the private exchanges will be no larger than 10-15% of total insurance by 2018. Even if actual enrollments far exceed current projections, we expect Express Scripts to play a critical role in the private exchange market in the future since companies on a private exchange will still need a PBM to negotiate with drug manufacturers.

In the second case, while a move to a single-payer system certainly wouldn’t bode well for Express Scripts, this risk seems relatively low in the short to medium term due to the current political climate and sentiment towards the Affordable Care Act. Regardless, Express Scripts at least finds itself on the “good” side of healthcare reform due to its mission to reduce costs and cut waste out of the system.

Most recently, concerns regarding earnings and potential structural issues resulting from a recent merger with Medco have depressed the stock, providing an attractive price to enter. While Express Script’s stock is priced attractively relative to the current level of earnings, we think it’s even more attractive when one considers that earnings actually understate the true level of cash flow that the business produces. As a result of accounting complexity from the Medco merger, free cash flow is substantially higher than earnings yet many investors still focus on earnings multiples. As free cash flow and earnings converge over time, the free cash flow multiple should expand.

Furthermore, disappointments in post-acquisition earnings have led some investors to think something is structurally wrong with the business. However, management teams are often overly optimistic about revenue and cost projections in a merger in order to make it happen. Thus, we believe these issues are much more likely to be related to the realities of merger integration and thus temporary in nature rather than evidence of a structural weakening of Express Scripts’ competitive position or rate of growth.

Overall, recent concerns have led to an opportunity to own what we believe is a solid business at a good price. In addition, there is always the chance that the Medco acquisition actually becomes the cherry on top by leading to synergies and growth in the future. In the meantime, management has promised share buybacks at bargain prices, which will continue to boost shareholder returns.

Concluding Remarks

For the last several years, we have all become accustomed to watching the market head in one direction and, for the most part, with abnormally low volatility. As valuations continue to stretch, we would welcome some more turbulence in the market. This may seem counterintuitive because it would likely impair short-term returns, but, to reiterate (because this point is critical), it is only through market fluctuations that we are able to take advantage of the great opportunities that

YCG Enhanced Fund

typically arise in such environments. As investors right alongside you, we will continue to be patient and objective as we diligently seek out the best risk-adjusted expected returns for our portfolios.

Thank you for your continued trust and confidence,

The YCG Team

Past performance does not guarantee future results.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund invests primarily in equity securities without regard to market capitalization, thus investments will be made in mid and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may also write put options and covered call options on a substantial portion of the Fund’s long equity portfolio, which have the risks of early option contract assignment forcing the Fund to purchase the underlying stock at the exercise price which may be the cause of significant losses due to the failure of correctly predicting the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  Covered call writing may limit the upside of an underlying security.  The Fund may also invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please see the Schedule of Investments in this report for a complete list of fund holdings.

The definition of free ‘cash flow’ is the cash flow from operations that is left over after spending on maintenance capital expenditures and acquisitions that are required to protect the business. In other words, it’s the cash flow from operations that is free and clear to be distributed to shareholders in the form of dividends and share repurchases, and/or to be allocated towards ways to grow the existing business through means such as “growth” acquisitions or new capital expenditures, or simply pay down debt. Typically, we calculate this by looking at a normalized view of net income plus depreciation and amortization minus the maintenance capital expenditures and acquisitions that are required to protect the business, adjusted for often overlooked items such as pensions, stock option expenses, and leases.

The Price to Earnings (P/E) Ratio reflects the multiple of earnings at which a stock sells.

VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

The S&P 500 is a stock market index based on the market capitalizations of 500 leading companies publicly traded in the U.S. stock market. It is not possible to invest directly in an index.

YCG Enhanced Fund

EXPENSE EXAMPLE
For the six months ended November 30, 2014 (Unaudited)

As a shareholder of the YCG Enhanced Fund (the “Fund”), you incur ongoing costs, including management fees and other Fund expenses.  If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.

Actual Expenses

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information provided in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

YCG Enhanced Fund

EXPENSE EXAMPLE (continued)
For the six months ended November 30, 2014 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in the Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	06/01/2014 –
	06/01/2014	11/30/2014	11/30/2014
Actual	$1,000.00	$1,072.00	$7.22

Hypothetical (5% return
before expenses)	1,000.00	1,018.10	7.03

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

YCG Enhanced Fund

GROWTH OF $10,000 INVESTMENT
(Unaudited)

The chart assumes an initial gross investment of $10,000 made on 12/28/2012.

		Since Inception
	One Year	(12/28/2012)
Annual Returns
YCG Enhanced Fund	13.58%	20.34%
S&P 500 Index	16.86%	24.94%

YCG Enhanced Fund

TOP TEN EQUITY HOLDINGS
November 30, 2014 (Unaudited)

Percentage of
Net Assets
Unilever NV – ADR	8.50%
Coca-Cola Co.	7.50%
Procter & Gamble Co.	7.49%
PepsiCo., Inc.	7.44%
Aon Plc	4.98%
Colgate-Palmolive Co.	4.81%
Mastercard, Inc.	4.74%
MSCI, Inc.	4.67%
Oracle Corp.	4.41%
Western Union Co.	3.83%
Total	58.37%

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of net assets)
November 30, 2014 (Unaudited)

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS
November 30, 2014

	Shares	Value
COMMON STOCKS – 83.15%

Beverages – 14.94%
Coca-Cola Co.	140,776	$6,310,988
PepsiCo., Inc.	62,535	6,259,754
		12,570,742

Commercial Banks – 5.59%
Sberbank of Russia – ADR	243,826	1,497,092
Wells Fargo & Co.	58,907	3,209,253
		4,706,345

Communications Equipment – 0.87%
Cisco Systems, Inc.	26,366	728,756

Diversified Financial Services – 4.67%
MSCI, Inc.	81,286	3,930,991

Diversified Telecommunication Services – 3.08%
Verizon Communications, Inc.	51,137	2,587,021

Food & Staples Retailing – 1.75%
CVS Caremark Corp.	16,155	1,475,921

Food Products – 11.02%
The Hershey Co.	21,164	2,122,326
Unilever NV – ADR	175,820	7,145,325
		9,267,651

Health Care Providers & Services – 3.34%
Express Scripts Holding Co. (a)	19,351	1,609,035
WellPoint, Inc.	9,369	1,198,389
		2,807,424

Household Products – 12.31%
Colgate-Palmolive Co.	58,177	4,048,537
Procter & Gamble Co. (b)	69,708	6,303,695
		10,352,232

Insurance – 4.98%
Aon Plc	45,270	4,187,022

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF INVESTMENTS (continued)
November 30, 2014

	Shares	Value
COMMON STOCKS – 83.15% (continued)

Internet Software & Services – 1.45%
eBay, Inc. (a)	13,100	$718,928
Google, Inc. – Class A (a)	463	254,224
Google, Inc. – Class C (a)	463	250,867
		1,224,019

IT Services – 8.57%
Mastercard, Inc.	45,680	3,987,407
Western Union Co.	173,342	3,220,695
		7,208,102

Media – 2.95%
Twenty-First Century Fox, Inc.	67,355	2,478,664

Software – 7.63%
Microsoft Corp.	56,573	2,704,755
Oracle Corp.	87,485	3,710,239
		6,414,994

TOTAL COMMON STOCKS
(Cost $57,238,960)		69,939,884
Total Investments (Cost $57,238,960) – 83.15%		69,939,884
Other Assets in Excess of Liabilities – 16.85%		14,171,768
TOTAL NET ASSETS – 100.00%		$84,111,652

Percentages are stated as a percent of net assets.
ADRAmerican Depositary Receipt
PlcPublic Limited Company
(a)	Non-income producing security.
(b)	A portion of this security is pledged as collateral on options written. As of November 30, 2014, the value of collateral is $2,260,750.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See notes to financial statements.

YCG Enhanced Fund

SCHEDULE OF OPTIONS WRITTEN
November 30, 2014

	Contracts	Value
PUT OPTIONS
Aon Plc
Expiration: January 2015; Exercise Price: $82.50	203	$8,120
Expiration: January 2015; Exercise Price: $85.00	16	1,080
CVS Caremark Corp.
Expiration: January 2015; Exercise Price: $90.00	111	12,543
eBay, Inc.
Expiration: January 2015; Exercise Price: $49.00	241	4,820
Expiration: January 2015; Exercise Price: $55.00	99	15,840
Express Scripts Holding Co.
Expiration: January 2015; Exercise Price: $80.00	15	1,125
Expiration: February 2015; Exercise Price: $82.50	197	48,856
Google, Inc.
Expiration: January 2015; Exercise Price: $540.00	1	1,350
Expiration: January 2015; Exercise Price: $555.00	1	2,240
Expiration: December 2014; Exercise Price: $595.00	4	21,280
Mastercard, Inc.
Expiration: January 2015; Exercise Price: $85.00	124	14,508
Microsoft Corp.
Expiration: January 2015; Exercise Price: $44.00	180	3,960
Expiration: January 2015; Exercise Price: $49.00	26	4,992
Oracle Corp.
Expiration: January 2015; Exercise Price: $40.00	38	1,710
Expiration: January 2015; Exercise Price: $41.00	33	2,211
The Charles Schwab Corp.
Expiration: January 2015; Exercise Price: $26.00	565	15,538
Expiration: January 2015; Exercise Price: $28.00	50	4,250
Twenty-First Century Fox, Inc.
Expiration: January 2015; Exercise Price: $33.00	279	4,882
Expiration: January 2015; Exercise Price: $35.00	104	4,940
WellPoint, Inc.
Expiration: December 2014; Exercise Price: $125.00	30	4,530
Western Union Co.
Expiration: January 2015; Exercise Price: $16.00	39	195
Expiration: January 2015; Exercise Price: $17.00	46	690
Total Options Written (Premiums received $625,174)		$179,660

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF ASSETS AND LIABILITIES
November 30, 2014

ASSETS:
Investments, at value (Cost $57,238,960)	$69,939,884
Cash	9,984,499
Receivable for Fund shares sold	1,827,302
Dividends and interest receivable	143,961
Deposits with brokers for options written	2,472,552
Prepaid expenses	33,182
Total Assets	84,401,380

LIABILITIES:
Options written, at value (Premiums received $625,174)	179,660
Payable to investment adviser	66,211
Other accrued expenses	43,857
Total Liabilities	289,728
NET ASSETS	$84,111,652

NET ASSETS CONSIST OF:
Capital Stock	$67,542,244
Undistributed net investment income	357,083
Undistributed accumulated net realized gain	3,065,887
Net unrealized appreciation
Investments	12,700,924
Options written	445,514
Total Net Assets	$84,111,652
Shares outstanding (unlimited shares of no par value authorized)	6,009,562

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE(1)	$14.00

(1)	A redemption fee of 2.00% is assessed against shares redeemed within 90 days of purchase. See Note 2h.

See notes to financial statements.

YCG Enhanced Fund

STATEMENT OF OPERATIONS
For the year ended November 30, 2014

INVESTMENT INCOME:
Dividend income(1)	$1,272,499
Total investment income	1,272,499

EXPENSES:
Investment advisory fees	655,368
Federal and state registration fees	39,706
Administration fees	38,596
Compliance fees	36,761
Transfer agent fees and expenses	28,374
Accounting fees	25,902
Shareholder Service fees	23,601
Audit and tax fees	15,495
Insurance fees	10,460
Custody fees	7,889
Trustee fees and expenses	7,402
Reports to shareholders	6,410
Offering costs	3,264
Miscellaneous expenses	3,000
Total expenses before reimbursements	902,228
Expense recoupment by investment adviser (See Note 5)	8,734
Net Expenses	910,962
NET INVESTMENT INCOME	361,537

REALIZED AND UNREALIZED GAIN:
Net realized gain on
Investments	1,965,174
Options written	1,194,807
Total	3,159,981
Net change in unrealized appreciation on
Investments	5,084,101
Options written	357,736
Total	5,441,837
Net realized and unrealized gain on investments	8,601,818
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS	$8,963,355

(1)	Net of $36,892 in foreign withholding taxes.

See notes to financial statements.

YCG Enhanced Fund

STATEMENTS OF CHANGES IN NET ASSETS

		December 28, 2012(1)
	Year Ended	through
	November 30, 2014	November 30, 2013
OPERATIONS:
Net investment income	$361,537	$207,887
Net realized gain on investments
and written options	3,159,981	690,100
Net change in unrealized appreciation
on investments and written options	5,441,837	7,704,601
Net increase in net assets
resulting from operations	8,963,355	8,602,588

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	26,726,438	42,396,169
Proceeds from reinvestment of distributions	993,867	—
Redemption fees	3,560	1,900
	27,723,865	42,398,069
Payments for shares redeemed	(2,011,685)	(668,005)
Net increase	25,712,180	41,730,064

DISTRIBUTIONS PAID FROM:
Net investment income	(306,410)	—
From net realized gains	(690,125)	—
Total distributions	(996,535)	—
TOTAL INCREASE IN NET ASSETS	33,679,000	50,332,652

NET ASSETS:
Beginning of year/period	50,432,652	100,000
End of year/period (including undistributed
net investment income of $357,083
and $207,887, respectively)	$84,111,652	$50,432,652

CHANGES IN SHARES OUTSTANDING:
Shares sold	2,074,704	4,057,558
Issued in reinvestment of distributions	79,573	—
Shares redeemed	(155,652)	(56,621)
Net increase	1,998,625	4,000,937

(1)	Date of inception.

See notes to financial statements.

YCG Enhanced Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the period
		December 28, 2012(1)
	Year Ended	through
	November 30, 2014	November 30, 2013
NET ASSET VALUE:
Beginning of period	$12.57	$10.00

OPERATIONS:
Net investment income	0.07	0.05
Net realized and unrealized
gain on investment securities	1.61	2.52
Total from investment operations	1.68	2.57
Redemption fee proceeds	— (2)	—	(2)
Dividends from net investment income	(0.08)	—
Dividends from net realized gains	(0.17)	—
Total distributions	(0.25)	—

NET ASSET VALUE:
End of period	$14.00	$12.57

TOTAL RETURN	13.58%	25.70	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets; end of period (000’s)	$84,112	$50,433
Ratio of expenses to average net assets:
Expenses including reimbursement (recapture)	1.39%	1.39	%(4)
Expenses excluding reimbursement (recapture)	1.38%	1.70	%(4)
Net investment income including
reimbursement (recapture)	0.55%	0.59	%(4)
Net investment income excluding
reimbursement (recapture)	0.56%	0.28	%(4)
Portfolio turnover rate	25.46%	9.21	%(3)

(1)	Date of inception.
(2)	Amount represents less than $0.01 per share.
(3)	Not Annualized.
(4)	Annualized.

See notes to financial statements.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS
November 30, 2014

1.	ORGANIZATION

YCG Funds (the “Trust”) is a Delaware statutory trust organized under Declarations of Trust dated September 4, 2012.  The Trust is an open-end management investment company, as defined in the Investment Company Act of 1940 (the “1940 Act”), as amended.  The Trust consists of one series, YCG Enhanced Fund (the “Fund”).  The Fund is classified and operates as a non-diversified fund under the 1940 Act.  The Fund commenced operations on December 28, 2012.  The Fund’s investment adviser is YCG, LLC (the “Adviser”).  There are an unlimited number of authorized shares.  The investment objective of the Fund is to maximize long-term appreciation with reasonable investment risk.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a) Subsequent Events Evaluation – In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were issued.  This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments other than the event listed below.

On December 30, 2014, the Fund declared and paid distributions from ordinary income and net realized capital gains to shareholders of record as of December 29, 2014, as follows:

	Ordinary	Short-Term	Long-Term
	Income	Capital Gain	Capital Gain
Distribution Paid	$357,083	$1,230,880	$1,835,601
Distribution Rate Per Share	$0.05929721	$0.20440	$0.30482

b) Investment Valuation – Securities which are traded on a national stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded.  Securities that are traded on The Nasdaq OMX Group, Inc., referred to as NASDAQ are valued at the Nasdaq Official Closing Price.  Exchange-traded securities for which there were no transactions are valued at the current bid prices.  Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices.  Short-term debt instruments maturing within 60 days are valued by the amortized cost method, which approximates fair value.  Debt securities (other than short-term instruments) are valued at the mean price furnished by a national pricing service, subject to review by the Adviser and determination of

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

the appropriate price whenever a furnished price is significantly different from the previous day’s furnished price.  Options written or purchased by the Fund are valued at the last sales price.  If there are no trades for an option on a given day, options are valued at the mean between the current bid and asked prices.  Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Adviser pursuant to procedures established by and under the supervision of the Board of Trustees.

Valuation Measurements

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the period.  In addition, these standards require expanded disclosure for each major category of assets.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of November 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$69,939,884	$—	$—	$69,939,884
Liabilities
Other Financial
Instruments**
Options Written	$179,660	$—	$—	$179,660

*	Please refer to the schedule of investments to view securities by industry type.
**	Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as options written, which are reflected at value.

The Fund did not invest in any Level 3 investments during the period.  There were no transfers between levels during the year. It is the Fund’s policy to consider transfers between levels as of the end of the reporting period.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

c) Option Writing – The Fund may write covered call options and put options on a substantial portion of the Fund’s long equity portfolio as a means to generate additional income and to tax-efficiently enter and exit positions.  The Fund will not use this strategy as a means of generating implicit leverage.  In other words, if all put options were to be exercised, the Fund will generally have enough cash on hand to purchase the assigned shares.  When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.  Upon writing an option, the Fund is required to pledge an amount of cash or securities, as determined by the broker, as collateral.  As of November 30, 2014, the Fund held securities with a value of $2,260,750 and cash of $2,472,552 as collateral for options written.  During the year, the Fund used written covered call and put options in a manner consistent with the strategy described above.

Statement of Assets and Liabilities – Values of Derivative Instruments as of November 30, 2014

	Liability Derivatives
Derivatives not accounted
for as hedging instruments	Location	Value
Equity Contracts – Options	Options written, at value	$179,660

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

The effect of Derivative Instruments on the Statement of Operations for the year ended November 30, 2014.

Amount of Realized Gain (Loss) on
Derivatives Recognized in Income

Derivatives not accounted	Options	Purchased
for as hedging instruments	Written	Options*	Total
Equity Contracts
Total	$1,194,807	$(426)	$1,194,381

Change in Unrealized Appreciation
on Derivatives Recognized in Income

Derivatives not accounted	Options	Purchased
for as hedging instruments	Written	Options	Total
Equity Contracts
Total	$357,736	$0	$357,736

*	Included in net realized gain on investments as reported on the Statement of Operations.

The average monthly value of options written and purchased options during the year ended November 30, 2014 was $332,784 and $278, respectively.

See Note 4 for additional disclosure related to transactions in options written during the year.

Derivative Risks

The risks of using the various types of derivatives in which the Fund may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Fund in the manner intended by the Adviser, the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Fund, the risk that there may not be a liquid secondary market for the derivative at a time when the Fund would look to disengage the position, the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract, the risk that the use of derivatives may induce leverage in the Fund, and the risk that the cost of the derivative may reduce the overall returns experienced by the Fund.

Offsetting Assets and Liabilities

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The following is a summary of the Assets and Liabilities subject to offsetting in the Fund as of November 30, 2014:

Liabilities				Gross Amounts not
offset in the Statement
of Assets and Liabilities
Gross
		Amounts	Net
		Offset	Amounts
	Gross	in the	Presented
	Amounts	Statement	in the
	of	of Assets	Statement
Description /	Recognized	and	of Assets	Financial	Collateral	Net
Counterparty	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Options Written
Interactive Brokers	$179,660	$—	$179,660	$—	$179,660	$—

In some instances, the collateral amounts disclosed in the table were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization.  Actual collateral received/pledged may be more than the amounts disclosed herein.

d) Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended.  If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.  Therefore, no federal income tax provision is required.

The Fund has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  As of and during the year ended November 30, 2014, the Fund did not have any liabilities for unrecognized tax benefits.  The Fund is subject to examination by U.S. taxing authorities for open tax periods since the commencement of operations.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

e) Distributions to Shareholders – The Fund will declare and distribute any net investment income and any net realized long or short-term capital gains annually.  Distributions to shareholders are recorded on the ex-dividend date.  The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes.  Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature.

f) Use of Estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

g) Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred.  Based on experience, the Fund expects the risk of loss to be remote.

h) Redemption Fee – Those who buy and sell the Fund within 90 calendar days will incur a 2% redemption fee, retained for the benefit of long-term shareholders, recorded as additional capital in the Statement of Changes in Net Assets.

i) Beneficial Ownership – The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2014, a shareholder related to an officer and trustee of the Fund held 42.82% of the outstanding shares of the Fund.

j) Other – Investment transactions and shareholder transactions are accounted for on the trade date.  Net realized gains and losses on securities are computed on the basis of highest amortized cost.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

3.	INVESTMENT TRANSACTIONS

For the year ended November 30, 2014, the aggregate purchases and sales of securities, excluding short-term securities, were $35,529,288 and $14,027,905 for the Fund.  For the year ended November 30, 2014, there were no long-term purchases or sales of U.S. Government securities for the Fund.

4.	OPTION CONTRACTS WRITTEN

The premium amount and number of option contracts written during the year ended November 30, 2014, in the Fund were as follows:

	Amount of	Number of
	Premiums	Contracts
Outstanding at 11/30/13(1)	$431,041	1,819
Options written	2,621,047	10,249
Options exercised	(393,954)	(1,924)
Options expired	(1,353,402)	(5,256)
Options closed	(679,558)	(2,486)
Outstanding at 11/30/14	$625,174	2,402

(1)	Number of contracts is reflective of a 2 for 1 stock split on Mastercard, Inc.

See Note 2 for additional disclosure related to transactions in options written during the year.

5.	INVESTMENT ADVISORY AGREEMENT

The Adviser acts as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) which has been approved by the Board (including a majority of the Trustees who are not parties to the Advisory Agreement, or interested persons of any such party).  Under the terms of the Advisory Agreement between the Fund and the Adviser, the Adviser conducts investment research and management for the Fund and is responsible for the purchase and sale of securities for the Fund’s investment portfolio.  The Adviser provides the Fund with investment advice, supervises the management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments and effectuating portfolio transactions.  The Adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund.  In addition, the Adviser pays the salaries and fees of all officers of the Fund who are affiliated with the Adviser.  Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

In the interest of limiting the expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Fund.  Pursuant to the Expense Limitation Agreement, the Adviser (for the lifetime of the Fund) has agreed to waive or limit its fees and assume other expenses of the Fund (excluding interest, taxes, brokerage commissions and dividend expenses on securities sold short and extraordinary expenses not incurred in the ordinary course of business) so that the Fund’s ratio of total annual operating expenses is limited to 1.39%.  The Adviser is entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund subject to the limitations that (1) the reimbursement of expenses classified as “organizational” or “offering” related to the initial registration and offering of the Fund is made only for those  expenses incurred not more than one year prior to the date of reimbursement (2) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement, and (3) the reimbursement may not be made if it would cause the Fund’s annual expense limitation to be exceeded.  The reimbursement amount may not include any additional charges or fees, such as interest accruable on the reimbursement account.  During the year ended November 30, 2014, the Fund reimbursed $20,760 of previously waived expenses to the Adviser.  As of November 30, 2014, expenses of $12,026 and $68,767 are subject to recoupment by the Adviser, expiring during the year ended November 30, 2017 and November 30, 2016, respectively.

Certain officers, trustees and shareholders of the Fund are also owners or employees of the Adviser.

6.	SERVICE AND CUSTODY AGREEMENTS

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting and custody services.

7.	NON-DIVERSIFICATION RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

8.	NEW ACCOUNTING PRONOUNCEMENTS

In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

9.	FEDERAL TAX INFORMATION

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

For the Year Ended
November 30, 2014
Ordinary Income	$996,535
Long-Term Capital Gains	—
Total	$996,535

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended November 30, 2014, certain differences were reclassified.  These differences were due to Passive Foreign Investment Companies reclassification; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$94,069
Increase/(Decrease) Accumulated net realized gain/(loss)	$(94,069)

B.  Tax Basis of Investments:  As of November 30, 2014, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

YCG Enhanced Fund
Tax cost of investments	$57,239,093
Gross unrealized appreciation	13,806,982
Gross unrealized depreciation	(1,106,191)
Net tax unrealized appreciation (depreciation)	12,700,791
Undistributed ordinary income	1,587,941
Undistributed long-term capital gains	1,835,587
Accumulated earnings	3,423,528
Other accumulated gains (losses)	445,089
Total accumulated earnings	$16,569,408

YCG Enhanced Fund

NOTES TO FINANCIAL STATEMENTS (continued)
November 30, 2014

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales and straddles.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.  Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st, and other ordinary income attributable to the portion of the taxable year after December 31st.  For the fiscal year ended November 30, 2014, there were no post-October or late-year losses.

YCG Enhanced Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of YCG Enhanced Fund and
Board of Trustees of YCG Funds

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of YCG Enhanced Fund (the “Fund”), a series of the YCG Funds, as of November 30, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of YCG Enhanced Fund as of November 30, 2014, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
January 22, 2015

YCG Enhanced Fund

ADDITIONAL INFORMATION
(Unaudited)

1.	SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

For the year ended November 30, 2014, 73% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund qualify for the dividends received deduction available to corporate shareholders.

For the year ended November 30, 2014, 73% of the dividends paid from net investment income, including short-term capital gains, for the YCG Enhanced Fund are designated as qualified dividend income.

2.	COMPENSATION OF TRUSTEES

During the fiscal year ended November 30, 2014, each Trustee who is not an “interested person” of the Trust (i.e. an “Independent Trustee”) received $500 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

Effective December 1, 2014, each Independent Trustee will receive $1,000 per meeting attended, as well as reimbursement for expenses incurred in connection with attendance at such meetings.

3.	PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-444-9243 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the web site of the Securities and Exchange Commission at http:www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities during the period ended June 30, 2014 is available without charge, upon request, by calling 1-855-444-9243 or by accessing the website of the Securities and Exchange Commission.

4.	DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

5.	BOARD ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENT

The continuance of the Investment Advisory Agreement (the “IA Agreement”) between the Trust and YCG, LLC (“YCG”), on behalf of the YCG Enhanced Fund (the “Fund”), was last approved by the Board of Trustees (“the Board”), including a majority of the

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on October 28, 2014.  The Trust’s Board considered the factors described below prior to approving the Agreement.

To assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of YCG’s business and any personnel changes, a description of the compensation received by YCG from the Fund and its other clients, information relating to the Advisor’s compliance and operational policies and procedures, and a description of any material legal proceedings or securities enforcement proceedings regarding YCG or its personnel (there were none of either).  In addition, the Board requested and received financial statements of YCG for its fiscal year ended December 31, 2013 and fiscal year-to-date for 2014.

The Board also received a report from YCG relating to the fees charged by YCG, both as an aggregate and in relation to fees charged by other advisors to similar funds.  The materials prepared by YCG were provided to the Board in advance of the meeting.  The Board considered the fees charged by YCG in light of the services provided to the Fund by YCG.  After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by YCG were fair and reasonable in light of the services provided to the Funds.

The Board also discussed the nature, extent and quality of YCG’s services to the Fund.  In particular, the Board noted with approval YCG’s commitment to maintaining certain targeted expense ratios for the Funds, its success in achieving positive investment returns for the Fund, and its adherence to its stated investment mandate.  The Board also discussed YCG’s current fee structure and whether such structure would allow the Fund to realize economies of scale as it grows.  The Board next considered the investment performance of the Fund.  The Board generally approved of the Fund’s performance, noting that the Fund invested in a manner that did not rely exclusively on investment performance.  Further, the Board noted with approval that the Adviser did not succumb to “style drift” in its management of the Fund’s assets, and that the Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor.  The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline.  The Board also noted that the Advisor’s business was not devoted exclusively to serving the Funds, but it did not appear that the Advisor was realizing any improper ancillary benefits or profits deriving from its relationship with the Fund.  The Board further noted with approval the Advisor’s past activities on behalf of the Fund and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and

YCG Enhanced Fund

ADDITIONAL INFORMATION (continued)
(Unaudited)

executed.  After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Fund’s shareholders.  In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light.  Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

YCG Enhanced Fund

TRUSTEES AND OFFICERS
(Unaudited)

The business of the Fund is managed under the direction of the Board. The Board formulates the general policies of the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices, and discuss other matters affecting the Fund. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The names and addresses of the Trustees and officers of the Trust are listed below along with a description of their principal occupations over at least the last five years. Trustees who are “interested persons”, as defined by the 1940 Act, are indicated by asterisk.  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll free 1-855-444-9243.

Other
directorships
		Number		held and
	Position held	of funds		number of
	with the	in the		funds in
Name, address	Trust	Trust	Principal occupation(s)	complex during
and year born	and tenure	overseen	during the past five years	the past five years

Brian Yacktman*	Trustee &	1	Manager, Principal and	None.
11701 Bee Cave Road,	President		Chief Investment
Suite 217	since		Officer, YCG, LLC,
Austin, TX 78738	December		investment adviser to
(1979)	2012		the Fund, since 2007.
Associate, Yacktman
Asset Management,
2004–2007. BS from
Brigham Young
University, 2002.
MBA from Brigham
Young University, 2004.

William D. Kruger*	Chairman,	1	Manager, Principal and	None.
11701 Bee Cave Road,	Vice		CEO, YCG, LLC,
Suite 217	President,		investment adviser to
Austin, TX 78738	Treasurer,		the Fund, since 2008.
(1979)	Trustee,		Financial Analyst with
	since		Merrill Lynch Pierce
	December		Fenner & Smith from
	2012		2005–2008. BS from
Brigham Young
University, 2005.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Other
directorships
		Number		held and
	Position held	of funds		number of
	with the	in the		funds in
Name, address	Trust	Trust	Principal occupation(s)	complex during
and year born	and tenure	overseen	during the past five years	the past five years

Non-Interested Trustees:

Travis E. Oliphant	Trustee	1	Scientific and Technical	None.
11701 Bee Cave Road,	since		software developer.
Suite 217	December		CEO of Continuum
Austin, TX 78738	2012		Analytics since January 2012.
(1971)			President of Enthought
from 2007–December, 2011.
Assistant Professor,
Brigham Young University,
2000–August 2007.
BS from Brigham Young
University, 1995.
MS from Brigham Young
University, 1996.
PhD from Mayo Graduate
School, 2001.

Rory M. McDonald	Trustee	1	Assistant Professor of	None.
11701 Bee Cave Road,	since		Business Administration
Suite 217	December		in the Technology and
Austin, TX 78738	2012		Operations Management
(1978)			Unit at Harvard Business
School, 2013–Present.
Assistant Professor of
Management, University of
Texas at Austin, McCombs
School of Business,
2011–2013. Co-founder of
Adaptive Hearing Solutions,
2005–2007. Associate at
Cornerstone Research, 2006.
BS From University of South
Florida, 2004. MS from
University of South Florida,
2004. MBA from Stanford
University, 2006. MA from
Stanford University, 2009.
PhD From Stanford
University, 2011.

YCG Enhanced Fund

TRUSTEES AND OFFICERS (continued)
(Unaudited)

Other
directorships
		Number		held and
	Position held	of funds		number of
	with the	in the		funds in
Name, address	Trust	Trust	Principal occupation(s)	complex during
and year born	and tenure	overseen	during the past five years	the past five years

Jeffrey R. Harbach	Trustee	1	Owner, franchisee of 7-11	None.
11701 Bee Cave Road,	since		Stores, 2002–Present.
Suite 217	December		Former President and CEO
Austin, TX 78738	2012		of David Gabriel Co.
(1979)			BS from Brigham Young
University, 2002.
MBA from University of
Texas at Austin, 2011.

Officers who are not Trustees:

Elliott Savage	Vice	N/A	Manager, Principal and	None.
11701 Bee Cave Road,	President,		Portfolio manager, YCG,
Suite 217	Assistant		LLC, investment adviser
Austin, TX 78738	Treasurer		to the Fund, since 2012.
(1980)			Senior Analyst, Highside
Capital Management, 2003–
2012. Investment Banking
Analyst, Salomon Smith
Barney, 2002–2003. BA from
University of Virginia, 2002.

David D. Jones, Esq.	Secretary,	N/A	Co-founder and	None.
422 Fleming Street,	Chief		Managing Member of
Suite 7	Compliance		Drake Compliance LLC
Key West, FL 33040	Officer,		(compliance consulting),
(1957)	Anti-Money		since 2004. Founder and
	Laundering		controlling shareholder of
	Officer		David Jones & Associates
P.C. (law firm) since 1998.
BA in Economics, University
of Texas at Austin, 1983.
JD with honors, St. Mary’s
University School of Law, 1994.

*
Brian Yacktman and William Kruger are considered to be “interested persons” of the Trust, a term that is defined in the 1940 Act.  Mr. Yacktman and Mr. Kruger are interested persons because: (1) each is an officer of the Trust; and (2) each is the owner of the investment adviser to the Fund.

Each trustee holds office for an indefinite term and until the earlier of: the Trust’s next meeting of shareholders and the election and qualification of his successor; or until the date a trustee dies, resigns or is removed in accordance with the Trust’s Declaration of Trust and By-laws. Each officer holds office at the pleasure of the Board and serves for a period of one year, or until his successor is duly elected and qualified.

Privacy Notice

FACTS	WHAT DOES YCG FUNDS DO WITH YOUR PERSONAL INFORMATION?

WHY?
Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all information sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?
All financial companies need to share your personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons YCG Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does YCG Funds	Can you limit
	Trust share?	this sharing?
For our everyday business purposes—
Such as to process your transactions, maintain
your account(s), respond to court orders and	Yes	No
legal investigations, or report to credit bureaus.
For our marketing purposes—
to offer our products and services to you.	No	We don’t share
For joint marketing with other financial
companies	No	We don’t share
For our affiliates’ everyday business purposes—
information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes—
information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 855-444-YCGF (9243)

Privacy Notice (continued)

Who we are
Who is providing	YCG Funds
this Notice?	YCG, LLC (investment adviser to the Trust)
US Bancorp Fund Services, LLC (administrator to the Trust)

What we do
How does	To protect your personal information from unauthorized
YCG Funds	access and use, we use security measures that comply
protect	with federal law. These measures include computer safeguards
your personal	and secured files and buildings.
information?	Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does	We collect your personal information, for example, when you
YCG Funds	• Open an account
collect your	• Provide account information
personal	• Give us your contact information
information?	• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your drivers’ license
We also collect your personal information from other companies.

Why can’t I	Federal law gives you the right to limit only:
limit all sharing?	• Sharing for affiliates’ everyday business purposes—information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non—affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.

YCG, LLC, is an affiliate of YCG Funds

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies.

• YCG Funds does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you.

• YCG Funds does not jointly market.

(This Page Intentionally Left Blank.)

For Fund information and shareholder services, call
1-855-444-9243
web site: www.ycgfunds.com

YCG Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

Investment Adviser
YCG, LLC
11701 Bee Cave Road, Suite 217
Austin, TX  78738

Chief Compliance Officer
Drake Compliance, LLC
422 Fleming Street, Suite 7
Key West, FL  33040

Legal Counsel
David Jones & Associates P.C.
395 Sawdust Road #2137
Woodlands, TX  77380

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

Transfer Agent, Fund Accountant, and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

This report is submitted for the general information of shareholders of the YCG Enhanced Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains more information concerning the Fund’s investment policies, as well as fees and expenses and other pertinent information. Read the Prospectus carefully.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Travis E. Oliphant the “audit  committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2014
Audit Fees	$13,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

There were no services that were approved applicable to non-audit services pursuant to waiver of pre-approval requirement.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  YCG Funds

By (Signature and Title)* /s/ Brian A. Yacktman
  Brian A. Yacktman, President

Date  1/23/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Brian A. Yacktman
Brian A. Yacktman, President

Date 1/23/14

By (Signature and Title)* /s/ William D. Kruger
  William D. Kruger, Treasurer

Date  1/22/14

* Print the name and title of each signing officer under his or her signature.